Jul. 01, 2015
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Supplement to Prospectus Dated July 1, 2015

The following information amends the prospectus for the T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio. The changes are effective immediately.

The first two paragraphs under “Principal Investment Strategies” are removed and replaced with the following:

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade corporate debt securities. All of the securities purchased by the fund must be rated investment-grade (BBB- or higher, or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be investment-grade quality by T. Rowe Price. If a security is split-rated (i.e., rated investment-grade by at least one credit rating agency but below investment-grade by another credit rating agency), the higher rating will be used for purposes of this requirement. Any security whose ratings are downgraded after purchase to below investment-grade by all of the major credit rating agencies, or deemed to be below investment-grade by T. Rowe Price, may continue to be held at the adviser’s discretion, although all such downgraded securities are limited to 5% of the fund’s net assets. While the fund’s emphasis will be on bonds issued by U.S. corporations, the fund may also invest in U.S. dollar-denominated debt securities issued by foreign corporations.